UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 13, 2006

                          HYDROGEN ENGINE CENTER, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                     000-50542                 82-0497807
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                   2502 East Poplar Street, Algona, Iowa 50511
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 295-3178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) munications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

Exhibit No.         Description of Exhibit
-----------         ----------------------

99.1 Press Release issued by Hydrogen Engine Center, Inc., dated November 13, 2006.




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


   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN ENGINE CENTER, INC.
   (Registrant)


   By: /s/ Sandra Batt
   -------------------------------
   Name:  Sandra Batt
   Title: Chief Financial Officer

Date:  November 13, 2006






EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

99.1 Press Release issued by Hydrogen Engine Center, Inc., dated November 13, 2006.





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